UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 27, 2001

     BEAR STEARNS ASSET BACKED SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated June 1, 2001 providing for the issuance of ABFS Mortgage Loan Trust 2001-2 Mortgage Pass-Through Certificates, Series 2001-2.)

                    BEAR STEARNS ASSET BACKED SECURITIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-56242-15                13-3836437
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


245 Park Avenue
New York, New York                                               10167
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-4095

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's ABFS Mortgage Loan Trust 2001-2 Mortgage Pass-Through Certificates, Series 2001-2 (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2001 ( the "Agreement"), among Bear Stearns Asset Backed Securities Inc., as Depositor, American Business Credit Inc., as Servicer, and JPMorgan Chase Bank, as Trustee and Collateral Agent.

     On August 27, 2001, September 25, 2001, October 25, 2001, November 26, 2001, and December 26, 2001 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5.

     No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

 (a)   Not applicable

 (b)   Not applicable

 (c)   The following exhibit is filed as part of this report:

       Statement to Certificateholders on August 27, 2001 as Exhibit 99.1.

       Statement to Certificateholders on September 25, 2001 as Exhibit 99.2.

       Statement to Certificateholders on October 25, 2001 as Exhibit 99.3.

       Statement to Certificateholders on November 25, 2001 as Exhibit 99.4.

       Statement to Certificateholders on December 26, 2001 as Exhibit 99.5.

BEAR STEARNS ASSET BACKED SECURITIES INC.
ABFS Mortgage Loan Trust 2001-2
Mortgage Pass-Through Certificates, Series 2001-2
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Trustee and Collateral Agent under the Agreement referred to herein



Date:  December 31, 2002             By: /s/ Jennifer H McCourt
                                        -----------------------------
                                            Jennifer H McCourt
                                            Vice President

                                  Exhibit 99.1


                        ABFS MORTGAGE LOAN TRUST 2001-2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 August 27, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1          275,000,000.00      274,625,935.68    1,915,244.75    1,450,940.36   3,366,185.11       0.00     0.00  272,710,690.93
A2           32,798,000.00       32,633,717.55      745,102.80      117,637.75     862,740.55       0.00     0.00   31,888,614.75
A3           23,278,000.00       23,278,000.00            0.00      112,898.30     112,898.30       0.00     0.00   23,278,000.00
A4           23,924,000.00       23,924,000.00            0.00      139,357.30     139,357.30       0.00     0.00   23,924,000.00
TOTALS      355,000,000.00      354,461,653.23    2,660,347.55    1,820,833.71   4,481,181.26       0.00     0.00  351,801,305.68
AIO          35,500,000.00       35,500,000.00            0.00      236,666.66     236,666.66       0.00     0.00   35,500,000.00
X                     0.00                0.00            0.00            0.00           0.00       0.00     0.00            0.00
R                     0.00                0.00            0.00            0.00           0.00       0.00     0.00            0.00
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                            BEGINNING                                                           ENDING
CLASS          CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1            00079CAB5     998.63976611   6.96452636      5.27614676     12.24067313       991.67523975
A2            00079CAC3     994.99108330  22.71793402      3.58673547     26.30466949       972.27314928
A3            00079CAD1   1,000.00000000   0.00000000      4.85000000      4.85000000     1,000.00000000
A4            00079CAE9   1,000.00000000   0.00000000      5.82500000      5.82500000     1,000.00000000
TOTALS                      998.48353023   7.49393676      5.12910904     12.62304580       990.98959346
AIO           00079CAF6   1,000.00000000   0.00000000      6.66666648      6.66666648     1,000.00000000
---------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A1     6.340000 %   6.340000 %      6.340000 %
A2     3.890000 %   3.932500 %      0.000000 %
A3     5.820000 %   5.820000 %      5.820000 %
A4     6.990000 %   6.990000 %      6.990000 %
AIO    8.000000 %   8.000000 %      8.000000 %
--------------------------------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                                  Exhibit 99.2



                        ABFS MORTGAGE LOAN TRUST 2001-2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 September 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         275,000,000.00  272,710,690.93    3,252,134.62    1,440,821.48     4,692,956.10   0.00       0.00    269,458,556.31
A2          32,798,000.00   31,888,614.75    1,515,110.13       95,559.55     1,610,669.68   0.00       0.00     30,373,504.62
A3          23,278,000.00   23,278,000.00            0.00      112,898.30       112,898.30   0.00       0.00     23,278,000.00
A4          23,924,000.00   23,924,000.00            0.00      139,357.30       139,357.30   0.00       0.00     23,924,000.00
TOTALS     355,000,000.00  351,801,305.68    4,767,244.75    1,788,636.63     6,555,881.38   0.00       0.00    347,034,060.93
AIO         35,500,000.00   35,500,000.00            0.00      236,666.67       236,666.67   0.00       0.00     35,500,000.00
X                    0.00            0.00            0.00            0.00             0.00   0.00       0.00              0.00
R                    0.00            0.00            0.00            0.00             0.00   0.00       0.00              0.00
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                            BEGINNING                                                           ENDING
CLASS          CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1         00079CAB5        991.6752398       11.8259441       5.2393508      17.0652949       979.8492957
A2         00079CAC3        972.2731493       46.1951988       2.9135786      49.1087774       926.0779505
A3         00079CAD1      1,000.0000000        0.0000000       4.8500000       4.8500000     1,000.0000000
A4         00079CAE9      1,000.0000000        0.0000000       5.8250000       5.8250000     1,000.0000000
TOTALS                      990.9895935       13.4288585       5.0384130      18.4672715       977.5607350
AIO        00079CAF6      1,000.0000000        0.0000000       6.6666668       6.6666668     1,000.0000000
---------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A1      6.340000 %        6.340000 %     6.340000 %
A2      3.932500 %        3.720000 %     0.000000 %
A3      5.820000 %        5.820000 %     5.820000 %
A4      6.990000 %        6.990000 %     6.990000 %
AIO     8.000000 %        8.000000 %     8.000000 %
--------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                                  Exhibit 99.3


                        ABFS MORTGAGE LOAN TRUST 2001-2
                        STATEMENT TO CERTIFICATEHOLDERS
                                October 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      275,000,000.00      269,458,556.31    2,967,299.27    1,423,639.37      4,390,938.64      0.00   0.00    266,491,257.04
A2       32,798,000.00       30,373,504.62    1,553,819.32       70,903.15      1,624,722.47      0.00   0.00     28,819,685.30
A3       23,278,000.00       23,278,000.00            0.00      112,898.30        112,898.30      0.00   0.00     23,278,000.00
A4       23,924,000.00       23,924,000.00            0.00      139,357.30        139,357.30      0.00   0.00     23,924,000.00
TOTALS  355,000,000.00      347,034,060.93    4,521,118.59    1,746,798.12      6,267,916.71      0.00   0.00    342,512,942.34
AIO      35,500,000.00       35,500,000.00            0.00      236,666.67        236,666.67      0.00   0.00     35,500,000.00
X                 0.00                0.00            0.00            0.00              0.00      0.00   0.00              0.00
R                 0.00                0.00            0.00            0.00              0.00      0.00   0.00              0.00
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                            BEGINNING                                                           ENDING
CLASS          CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1          00079CAB5    979.84929567  10.79017916      5.17687044     15.96704960        969.05911651
A2          00079CAC3    926.07795048  47.37542899      2.16181322     49.53724221        878.70252150
A3          00079CAD1  1,000.00000000   0.00000000      4.85000000      4.85000000      1,000.00000000
A4          00079CAE9  1,000.00000000   0.00000000      5.82500000      5.82500000      1,000.00000000
TOTALS                   977.56073501  12.73554532      4.92055808     17.65610341        964.82518969
AIO         00079CAF6  1,000.00000000   0.00000000      6.66666676      6.66666676      1,000.00000000
---------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A1         6.340000 %    6.340000 %     6.340000 %
A2         3.720000 %    0.000000 %     0.000000 %
A3         5.820000 %    5.820000 %     5.820000 %
A4         6.990000 %    6.990000 %     6.990000 %
AIO        8.000000 %    8.000000 %     8.000000 %

--------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                                  Exhibit 99.4

                        ABFS MORTGAGE LOAN TRUST 2001-2
                        STATEMENT TO CERTIFICATEHOLDERS
                                November 26, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         275,000,000.00      266,491,257.04    4,889,491.24    1,407,962.14  6,297,453.38     0.00     0.00    261,601,765.80
A2          32,798,000.00       28,819,685.30    1,227,190.08       65,580.79  1,292,770.87     0.00     0.00     27,592,495.22
A3          23,278,000.00       23,278,000.00            0.00      112,898.30    112,898.30     0.00     0.00     23,278,000.00
A4          23,924,000.00       23,924,000.00            0.00      139,357.30    139,357.30     0.00     0.00     23,924,000.00
TOTALS     355,000,000.00      342,512,942.34    6,116,681.32    1,725,798.53  7,842,479.85     0.00     0.00    336,396,261.02
AIO         35,500,000.00       35,500,000.00            0.00      236,666.67    236,666.67     0.00     0.00     35,500,000.00
X                    0.00                0.00            0.00            0.00          0.00     0.00     0.00              0.00
R                    0.00                0.00            0.00            0.00          0.00     0.00     0.00              0.00
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                            BEGINNING                                                           ENDING
CLASS          CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1        00079CAB5        969.05911651      17.77996815      5.11986233     22.89983047       951.27914836
A2        00079CAC3        878.70252150      37.41661321      1.99953625     39.41614946       841.28590829
A3        00079CAD1       1000.00000000       0.00000000      4.85000000      4.85000000      1000.00000000
A4        00079CAE9       1000.00000000       0.00000000      5.82500000      5.82500000      1000.00000000
TOTALS                     964.82518969      17.23008823      4.86140431     22.09149254       947.59510146
AIO       00079CAF6       1000.00000000       0.00000000      6.66666676      6.66666676      1000.00000000
---------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A1     6.340000 %   6.340000 %          6.340000 %
A2     0.000000 %   0.000000 %          0.000000 %
A3     5.820000 %   5.820000 %          5.820000 %
A4     6.990000 %   6.990000 %          6.990000 %
AIO    8.000000 %   8.000000 %          8.000000 %
-------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                                  Exhibit 99.5

                        ABFS MORTGAGE LOAN TRUST 2001-2
                        STATEMENT TO CERTIFICATEHOLDERS
                                December 26, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         275,000,000.00  261,601,765.80   4,354,920.73   1,382,129.33      5,737,050.06       0.00        0.00    257,246,845.07
A2          32,798,000.00   27,592,495.22   1,124,808.50      51,678.44      1,176,486.94       0.00        0.00     26,467,686.72
A3          23,278,000.00   23,278,000.00           0.00     112,898.30        112,898.30       0.00        0.00     23,278,000.00
A4          23,924,000.00   23,924,000.00           0.00     139,357.30        139,357.30       0.00        0.00     23,924,000.00
TOTALS     355,000,000.00  336,396,261.02   5,479,729.23   1,686,063.37      7,165,792.60       0.00        0.00    330,916,531.79
AIO         35,500,000.00   35,500,000.00           0.00     236,666.67        236,666.67       0.00        0.00     35,500,000.00
X                    0.00            0.00           0.00           0.00              0.00       0.00        0.00              0.00
R                    0.00            0.00           0.00           0.00              0.00       0.00        0.00              0.00
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                            BEGINNING                                                           ENDING
CLASS          CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1       00079CAB5          951.27914836      15.83607538      5.02592484     20.86200022        935.44307298
A2       00079CAC3          841.28590829      34.29503323      1.57565827     35.87069151        806.99087505
A3       00079CAD1        1,000.00000000       0.00000000      4.85000000      4.85000000      1,000.00000000
A4       00079CAE9        1,000.00000000       0.00000000      5.82500000      5.82500000      1,000.00000000
TOTALS                      947.59510146      15.43585699      4.74947428     20.18533127        932.15924448
AIO      00079CAF6        1,000.00000000       0.00000000      6.66666676      6.66666676      1,000.00000000
---------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A1       6.3400000 %     6.3400000 %      6.3400000 %
A2       0.0000000 %     2.2475000 %      0.0000000 %
A3       5.8200000 %     5.8200000 %      5.8200000 %
A4       6.9900000 %     6.9900000 %      6.9900000 %
AIO      8.0000000 %     8.0000000 %      8.0000000 %
-------------------------------------------------
IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
